Exhibit 10.1
Confidential Treatment Requested
PUBLIC HEALTH SERVICE
SIXTH AMENDMENT TO L-354-1998/0
This is the sixth amendment (“Sixth Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as agencies of the United States Public Health Service (“PHS”) within the Department of Health and Human Services (“HHS”), and Zonagen, Inc. having an effective date of April 16,1999, and having NIH Reference Number L-354-1998/0 (“Agreement”). This Sixth Amendment, having NIH Reference Number L-354-1998/6, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Repros Therapeutics, Inc., having an office at 2408 Timberloch Place, Suite B-7, The Woodlands, Texas 77280 (“Licensee”). This Sixth Amendment includes, in addition to the amendments made below, 1) a Signature Page and 2) Attachment 1 (Royalty Payment Information).
WHEREAS, PHS and Licensee desire that the Agreement be amended a sixth time as set forth below in order to change its Appendix B-Licensed Fields-of-Use and Licensed Territory, Appendix C—Royalties, and Appendix E-Benchmarks and Performance.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:
1)	Replace Appendix B in the Agreement, as amended, with Appendix B as follows:
Licensed Fields-of-Use: Treatment of human endocrinologic pathologies or conditions in steroid-sensitive tissues, including cancers related to the human reproductive system.
Licensed Territory: Worldwide.
2)	Replace Appendix C, I.) (ii) c through g with the following:
c.	[**] within thirty(30) days of filing the first New Drug Application for a Licensed Product with the United States FDA.

d.	[**] within thirty(30) days of filing the first new drug application for a Licensed Product with the appropriate agency or regulatory body of any European country.

e.	[**] within thirty(30) days of filing the first new drug application for a Licensed Product with the appropriate Agency or regulatory body in Japan.

f.	[**] within thirty (30) days of receipt of the first marketing approval for a Licensed Product from the United States FDA.

g.	[**] within thirty (30) days of receipt of the first marketing approval for a Licensed Product from the appropriate agency or regulatory body of any European country.

h.	[**] within thirty (30) days of receipt of the first marketing approval for a Licensed Product from the appropriate agency or regulatory body in Japan.

A-285-2009		CONFIDENTIAL
Sixth Amendment of L-354-1998/0	Final REPROS THERAPEUTICS, INC.	July 7, 2009
Model 09-2006 (updated 3-2009)	Page 1 of 5	L-354-1998/6

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.

SIXTH AMENDMENT TO L-354-1998/0
3)	Replace Appendix E in the Agreement, as amended, with Appendix E as follows:
Licensee agrees to the following Benchmarks for the purpose of measuring its performance under this Agreement. Licensee shall notify PHS in writing within thirty (30) days of achieving all such Benchmarks. They are as follows:

	Benchmark	Date
1.
Obtain financing, upfront licensing consideration, or any combination thereof (all of which are subject to section 1(vi) of Appendix C of this Agreement) of no less than a combined total of Six Million Dollars ($6,000,000)
9/30/2009
2.	File NDA in U.S. for first indication	06/30/2011
3.	File for approval of Licensed Product in Europe for first indication	[**]
4.	File for approval of Licensed Product in Japan for first indication	[**]
5.	Initiate Phase III clinical trial in U.S. for second indication	Completed
6.	Initiate Phase III clinical trial in Europe for second indication	[**]
7.	Initiate Phase III clinical trial in Japan for second indication	[**]
8.	File NDA in U.S. for second indication	[**]
9.	File for approval of Licensed Product in Europe for second indication	[**]
10.	File for approval of Licensed Product in Japan for second indication	[**]
4)	Within thirty (30) days of the execution of this Sixth Amendment, Licensee shall pay PHS an amendment issue royalty in the sum of One Hundred Thousand US Dollars ($100,000), to be sent to the address specified in Attachment 1.

5)	In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1.

6)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

7)	The terms and conditions of this Amendment shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this Amendment, and the Amendment itself to be null and void, unless this Amendment is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

8)	This Sixth Amendment is effective upon execution by all parties.
SIGNATURES BEGIN ON NEXT PAGE

A-285-2009		CONFIDENTIAL
Sixth Amendment of L-354-1998/0	Final REPROS THERAPEUTICS, INC.	July 7, 2009
Model 09-2006 (updated 3-2009)	Page 2 of 5	L-354-1998/6

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.

SIXTH AMENDMENT TO L-354-1998/0
SIGNATURE PAGE
In Witness Whereof, the parties have executed this Sixth Amendment on the dates set forth, below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For PHS:

/s/ Mark L. Rohrbaugh	7/7/09

Mark L. Rohrbaugh, Ph.D., J.D.	Date
Director
Office of Technology Transfer
National Institutes of Health
Mailing Address for Agreement notices:
Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.
For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by:
/s/ Joseph S. Podolski	7/7/09

Joseph S. Podolski	Date
Chief Executive Officer
Official and Mailing Address for Agreement notices:
Joseph S. Podolski
Chief Executive Officer
Repros Therapeutics, Inc.
2408 Timberloch Place
Suite B-7
The Woodlands, Texas 77380
Email Address:
Telephone:
Fax:

A-285-2009		CONFIDENTIAL
Sixth Amendment of L-354-1998/0	Final REPROS THERAPEUTICS, INC.	July 7, 2009
Model 09-2006 (updated 3-2009)	Page 3 of 5	L-354-1998/6

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.

Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments):
Louis Ploth
CFO and VP, Business Development
Repros Therapeutics, Inc.
2408 Timberloch Place
Suite B-7
The Woodlands, Texas 77380
Email Address:
Telephone:
Fax:
Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

A-285-2009		CONFIDENTIAL
Sixth Amendment of L-354-1998/0	Final REPROS THERAPEUTICS, INC.	July 7, 2009
Model 09-2006 (updated 3-2009)	Page 4 of 5	L-354-1998/6

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 1 — ROYALTY PAYMENT OPTIONS
NIH/PHS License Agreements
*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:
Procedure for Transfer of Electronic Funds to NIH for Royalty Payments
Bank Name:
NOTE: Only U.S. banks can wire directly to the Federal Reserve Bank, Foreign banks cannot wire directly to the Federal Reserve Bank, but must go through an intermediary U.S. bank. Foreign banks may send the wire transfer to the U.S. bank of their choice, who, in turn forwards the wire transfer to the Federal Reserve Bank.
Checks drawn on a U.S. bank account should be sent directly to the following address:
National Institutes of Health (NIH)
Overnight or courier deliveries should be sent to the following address:
Checks drawn on a foreign bank account should be sent directly to the following address:
National Institutes of Health (NIH)
Office of Technology Transfer
Royalties Administration Unit
All checks should be made payable to “NIH Patent Licensing”.
The OTT Reference Number MUST appear on checks, reports and correspondence

A-285-2009		CONFIDENTIAL
Sixth Amendment of L-354-1998/0	Final REPROS THERAPEUTICS, INC.	July 7, 2009
Model 09-2006 (updated 3-2009)	Page 5 of 5	L-354-1998/6

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and Rule 406 under the Securities Act of 1933, as amended. These omitted portions have been marked with “**” and have been filed separately with the Securities and Exchange Commission.